EXHIBIT 23.1

                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-34107 and 333-60165.


                                          ARTHUR ANDERSEN LLP

Melville, New York
March 22, 2000